U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                              FORM 8-K/A

                        Current Report Pursuant
                     To Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported)  June 10, 1999
                                                    -------------

                        Blue Fish Clothing, Inc.
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       (Exact Name of Registrant as Specified in its Charter)

                             Pennsylvania
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             (State or Other Jurisdiction of Incorporation)

       1-14078                                    22-2781253
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(Commission File Number)                  (I.R.S. Employer I.D. No.)

          No. 3 Sixth Street, Frenchtown, New Jersey 08825
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     (Address of Principal Executive Offices, Including Zip Code)

                           (908) 996-3844
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        (Registrant's Telephone Number, Including Area Code)

                           Not Applicable
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     (Former Name or Former Address, if Changed Since Last Report)




Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         A letter from Arthur Andersen LLP concerning its agreement with the disclosures made in the Report on Form 8-K dated June 10, 1999 filed with the Securities and Exchange Commission on June 16, 1999 is filed herewith as Exhibit 16.2 as required by Item 304(a)(3) of Regulation S-K.


Item 7.  Exhibits.
         --------

         16.2 Letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission indicating their agreement with the statements made by the Registrant in the Current Report on Form 8-K dated June 10, 1999.




                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BLUE FISH CLOTHING, INC.



Date:  June 23, 1999               By: /s/ Jennifer Barclay
                                       ----------------------------
                                       Jennifer Barclay
                                       Chairman